MARKETABLE SECURITIES	12 Months Ended
Dec. 31, 2012
Marketable Securities [Abstract]
MARKETABLE SECURITIES

12.	MARKETABLE SECURITIES

Marketable securities held by the Company are equity securities considered to be available-for-sale securities.

(in thousands of $)	2012	2011
Cost	1,378	1,355
Accumulated net unrealized loss	(143)	(670)
Fair value	1,235	685

During 2012, the Company received 2,825 shares in Knightsbridge Tankers Limited ("Knightsbridge") as partial settlement of the first tranche of a Restricted Stock Units granted by Knightsbridge to ICB Shipping (Bermuda ) Limited in its capacity as Manager. No payment was given for these shares and $0.02 million was recorded in Other income.

During 2011, the Company sold all of its securities held in Overseas Shipholding Group Inc. ("OSG") resulting in a loss of $3.4 million.

In 2010, an other-than-temporary impairment was recorded against securities held in OSG and the shares were written down to fair value of $49.9 million as of December 31, 2010 resulting in an impairment loss of $9.4 million. This other-than-temporary impairment was recorded in "Impairment of securities". Losses of $2.6 million have been reclassified out of accumulated other comprehensive income into earnings in 2010 in relation to these securities.

The net unrealized loss on marketable securities included in comprehensive income is $0.1 million (2011: $0.7 million).

(in thousands of $)	2012	2011	2010
Proceeds from sale of available-for-sale securities	—	46,547	—
Realized loss on sale of securities	—	3,355	—

The cost of sale of available-for-sale marketable securities is calculated on an average cost basis. Realized gains and losses are recorded as gain on sale of securities in the consolidated statement of operations.